Intangible Assets and Goodwill	12 Months Ended
Jun. 30, 2019
Intangible assets and goodwill [abstract]
Intangible Assets and Goodwill
Intangible Assets and Goodwill

Accounting Policy

Intangible assets

Intangible assets are recorded at cost less accumulated amortization and any impairment losses. Intangible assets acquired in a business combination are measured at fair value at the acquisition date. Amortization of definite life intangibles is calculated on a straight-line basis over their estimated useful lives, which do not exceed the contractual period, if any, over the following terms:

Customer relationships Health Canada licenses Other operating licenses Patents IP and Know-how ERP Software	2 - 8 years Useful life of the facility 8 - 18 years 10 years 5 - 10 years 5 years
The estimated useful lives, residual values and amortization methods are reviewed annually and any changes in estimates are accounted for prospectively. Intangible assets with an indefinite life or not yet available for use are not subject to amortization.

Research costs are expensed as incurred. Development expenditures are capitalized only if development costs can be measured reliably, the product or process is technically and commercially feasible, future economic benefits are probable, and the Company intends to and has sufficient resources to complete development to use or sell the asset. Other development expenditures are recognized as research and development expenses on the consolidated statement of comprehensive (loss) income as incurred. Capitalized deferred development costs are internally generated intangible assets.

Goodwill

Goodwill represents the excess of the purchase price paid for the acquisition of an entity over the fair value of the net tangible and intangible assets acquired. Goodwill is allocated to the cash generating unit (“CGU”) or group of CGUs which are expected to benefit from the synergies of the combination. Goodwill is not subject to amortization.

Impairment of intangible assets and goodwill

Goodwill and intangible assets with an indefinite life or not yet available for use are tested for impairment annually, and whenever events or circumstances that make it more likely than not that an impairment may have occurred, such as a significant adverse change in the business climate or a decision to sell or dispose all or a portion of a reporting unit. Finite life intangible assets are tested whenever there is an indication of impairment.

Goodwill and indefinite life intangible assets are tested annually at June 30, 2019 for impairment by comparing the carrying value of each CGU containing the assets to its recoverable amount. Goodwill is allocated to CGUs or groups of CGU’s for impairment testing based on the level at which it is monitored by management, and not at a level higher than an operating segment. Goodwill is allocated to those CGUs or groups of CGUs expected to benefit from the business combination from which the goodwill arose, which requires the use of judgment.

An impairment loss is recognized for the amount by which the CGU’s carrying amount exceeds it recoverable amount. The recoverable amounts of the CGUs’ assets have been determined based on a fair value less costs of disposal. There is a material degree of uncertainty with respect to the estimates of the recoverable amounts of the CGU, given the necessity of making key economic assumptions about the future. Impairment losses recognized in respect of a CGU are first allocated to the carrying value of goodwill and any excess is allocated to the carrying value of assets in the CGU. Any impairment is recorded in profit and loss in the period in which the impairment is identified. A reversal of an asset impairment loss is allocated to the assets of the CGU on a pro rata basis. In allocating a reversal of an impairment loss, the carrying amount of an asset shall not be increased above the lower of its recoverable amount and the carrying amount that would have been determined had no impairment loss been recognized for the asset in prior period. Impairment losses on goodwill are not subsequently reversed.

The following is a continuity schedule of intangible assets and goodwill:

	June 30, 2019			June 30, 2018
	Cost	Accumulated amortization	Net book value	Cost	Accumulated amortization	Net book value
Definite life intangible assets:
Customer relationships	86,278	(14,710)	71,568	11,555	(2,224)	9,331
Permits and licenses	227,916	(18,588)	209,328	97,414	(1,943)	95,471
Patents	1,895	(293)	1,602	2,221	(89)	2,132
Intellectual property and know-how	82,500	(12,386)	70,114	—	—	—
Software (1)	17,824	(1,172)	16,652	—	—	—
Indefinite life intangible assets:
Brand	148,399	—	148,399	70,854	—	70,854
Permits and licenses	170,703	—	170,703	22,544	—	22,544
Total intangible assets	735,515	(47,149)	688,366	204,588	(4,256)	200,332
Goodwill	3,172,550	—	3,172,550	760,744	—	760,744
Total	3,908,065	(47,149)	3,860,916	965,332	(4,256)	961,076

The following summarizes the changes in the net book value of intangible assets and goodwill for the periods presented:

	June 30, 2018	June 30, 2019
	Net book value (2)	Additions from acquisitions (2)	Other additions (4)	Amortization	Impairment	Foreign currency translation	Net book value
Definite life intangible assets:
Customer relationships	9,331	69,400	5,362	(12,486)	(39)	—	71,568
Permits and licenses	95,471	111,300	19,202	(16,645)	—	—	209,328
Patents	2,132	130	—	(204)	(456)	—	1,602
Intellectual property and know-how	—	82,500	—	(12,386)	—	—	70,114
Software (1)	—	—	17,824	(1,172)	—	—	16,652
Indefinite life intangible assets: (3)
Brand	70,854	78,200	—	—	(655)	—	148,399
Permits and licenses	22,544	153,702	—	—	(3,962)	(1,581)	170,703
Total intangible assets	200,332	495,232	42,388	(42,893)	(5,112)	(1,581)	688,366
Goodwill	760,744	2,416,940	—	—	(3,890)	(1,244)	3,172,550
Total	961,076	2,912,172	42,388	(42,893)	(9,002)	(2,825)	3,860,916

(1)
During the year ended June 30, 2019, capitalized ERP costs with a net book value of $2.1 million were reclassified in accordance with IAS 38 from computer software & equipment in property, plant and equipment assets (Note 9) to intangible assets.

(2)
In accordance with IFRS 3 - Business Combinations, acquisition date fair values assigned to intangible assets have been adjusted, within the applicable measurement period, where new information is obtained about facts and circumstances that existed at the acquisition date (Note 10). Related amortization amounts have also been adjusted to reflect the outcomes of the finalized business combination purchase price allocations.

(3)
Indefinite life permits and licenses are predominantly held by the Company’s foreign subsidiaries. Given that these permits and licenses are connected to the subsidiary rather than a specific asset, there is no foreseeable limit to the period over which these assets are expected to generate future cash inflows for the Company.

(4)
Included in the $42.4 million additions are $4.5 million and $5.4 million for the acquisition of an operating license and customer list, respectively purchased through the issuance of common shares (Note 15(b)(i)).

	June 30, 2017	June 30, 2018
	Net book value (1)	Additions from acquisitions (1)	Amortization	Net book value
Definite life intangible assets:
Customer relationships	4,250	7,305	(2,224)	9,331
Permits and licenses	4,293	93,121	(1,943)	95,471
Patents	—	2,221	(89)	2,132
Intellectual property and know-how	—	—	—	—
Indefinite life intangible assets: (2)
Brand	—	70,854	—	70,854
Permits and licenses	22,544	—	—	22,544
Total intangible assets	31,087	173,501	(4,256)	200,332
Goodwill	41,100	719,644	—	760,744
Total	72,187	893,145	(4,256)	961,076

(1)
In accordance with IFRS 3 - Business Combinations, acquisition date fair values assigned to intangible assets have been adjusted, within the applicable measurement period, where new information is obtained about facts and circumstances that existed at the acquisition date (Note 10). Related amortization amounts have also been adjusted to reflect the outcomes of the finalized business combination purchase price allocations.

(2)
Indefinite life permits and licenses are predominantly held by the Company’s foreign subsidiaries. Given that these permits and licenses are connected to the subsidiary rather than a specific asset, there is no foreseeable limit to the period over which these assets are expected to generate future cash inflows for the Company.

Effective April 1, 2019, in connection with the Company’s change in useful lives of certain of its production facilities, the Company changed the useful life over which amortization expense is recorded on its Health Canada licenses. The change in estimate has been applied prospectively and resulted in an $8.0 million decrease in amortization expense of intangible asset for the year ended June 30, 2019.

As at June 30, 2019, all of the $319.1 million indefinite life intangibles and the $3,172.6 million goodwill balance were allocated to the cannabis operating segment.

The Company assesses whether there are events or changes in circumstances that would more likely than not reduce the fair value of any of its reporting units below their carrying values and, therefore, require goodwill to be tested for impairment at the end of each period. As at March 31, 2019, the Company recognized a $3.9 million goodwill impairment charge and a $1.1 million intangible asset impairment charge related to certain assets that support the indoor home cultivation CGU. Given that revenues associated with the production and sale of such cultivation systems have not been growing at the expected pace, the carrying value of the assets which support the business is not likely to be recoverable from future related cash flows. As a result, management has recognized the impairment charges described above. As at March 31, 2019, the Company also recognized an intangible asset impairment charge of $4.0 million pertaining to certain permits and licenses held within the cannabis operating segment, due to the decline in the estimated recoverable amount of the asset from future related cash flows.

As at June 30, 2019, the Company performed its annual impairment test on the remaining indefinite life intangible assets and goodwill cannabis operating segment for impairment using the value-in-use method. The key assumptions used in the calculation of the recoverable amount relate to the future cash flows and growth projections, future weighted average cost of capital and, terminal growth rate. These key assumptions were based on historical data from internal sources as well as industry and market trends. The Company estimated the recoverable amount of goodwill and indefinite life intangible assets based on discounted cash flows (three or five-year projections and a terminal year thereafter) and incorporated assumptions an independent market participant would apply. The Company adjusted discount rates for each group of CGUs for the risks associated with achieving its forecast. Post-tax discount rates ranged between 13.5% and 28.4% and perpetual growth rates used ranged from 1.9% to 3.0%.

Given that the recoverable amount was higher than the carrying value at June 30, 2019, no additional impairment was recognized. Management has reviewed the valuation of Aurora’s CGUs for reasonableness relative to the Company’s current market value. The Company believes that any reasonably possible change in the key assumptions would not cause the recoverable amount to decrease below the carrying value.